Exhibit 99.2

HYCROFT ANNOUNCES EXERCISE OF UNDERWRITERS’ OVER-ALLOTMENT OPTION

WINNEMUCCA, Nev., Oct. 13, 2025 /PRNewswire/ — Hycroft Mining Holding Corporation (Nasdaq: HYMC) (“Hycroft” or the “Company”) announces, in connection with its previously announced public offering (the “Offering”) of Class A Common Stock (the “Common Stock”), the exercise of the underwriters’ over-allotment option to purchase an additional 3,295,076 shares of Common Stock at the public offering price of $6.50 per share.

The 30-day over-allotment option was granted in connection with the Company’s previously announced underwritten public offering of 23,076,924 shares of Common Stock for gross proceeds of approximately $150 million, which was upsized from an initially announced $100 million offering size. After giving effect to the exercise of the underwriters’ option, the total number of shares of Common Stock to be sold by the Company in the public offering increased to 26,372,000 shares, for gross proceeds of approximately $171.4 million, before deducting underwriting discounts and offering expenses payable.

The Offering, including the over-allotment option shares, is expected to close on October 14, 2025, subject to customary closing conditions.

BMO Capital Markets is acting as the lead book-running manager with Paradigm Capital acting as book-running manager for the Offering. Cormark Securities Inc. is acting as co-manager. SCP Resource Finance LP is acting as a capital markets advisor to the Company.

Hycroft intends to use the net proceeds from the offering to expand and accelerate its exploration and drilling programs, for general corporate and working capital needs including the anticipated repayment or repurchase and elimination of the Company’s existing debt obligations.

The offering is being made pursuant to an effective shelf registration statement on Form S-3 (No. 333-279292) was filed by the Company with the U.S. Securities and Exchange Commission (the “ SEC “), as amended. A prospectus supplement relating to and describing the terms of the offering was filed with the SEC and is available on the SEC’s website at www.sec.gov. Copies of the prospectus supplement and accompanying prospectus may be obtained upon request by contacting BMO Capital Markets Corp., Attn: Equity Syndicate Department, 151 W 42nd Street, 32nd Floor, New York, NY 10036, or by email at bmoprospectus@bmo.com.

This news release does not constitute an offer to sell or the solicitation of an offer to buy securities, nor will there be any sale of the securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

About Hycroft Mining Holding Corporation

Hycroft Mining Holding Corporation is a US-based gold and silver company developing the Hycroft Mine, among the world’s largest precious metals deposits located in northern Nevada, a Tier-One mining jurisdiction. After a long history of oxide heap leaching operations, the Company is focused on completing the technical studies to transition the Hycroft Mine into the next phase of commercial operations for processing the sulfide ore. In addition, the Company is engaged in a robust exploration drill program to further expand the newly discovered high-grade dominant silver systems and unlock the full potential of this worldclass asset, including oxide leaching potential at Manganese.

For further information, please contact:

info@hycroftmining.com

Cautionary Note Regarding Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of Section 27A of the United States Securities Act of 1933, as amended, Section 21E of the United States Securities Exchange Act of 1934, as amended, or the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included herein and public statements by our officers or representatives, that address activities, events or developments that our management expects or anticipates will or may occur in the future, are forward- looking statements, including but not limited to such things as future business strategy, plans and goals, competitive strengths and expansion and growth of our business. The words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” “target”, “budget”, “may”, “can”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to” and similar words or expressions, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intention identify forward-looking statements. Forward-looking statements address activities, events, or developments that the Company expects or anticipates will or may occur in the future and are based on current expectations and assumptions. Forward-looking statements in this news release relate to, among other things, the closing of the Offering and the timing thereof, the intended use of proceeds of the Offering and the strategic vision and objectives for the Company and expectations regarding exploration potential and the ability of the Company to repay and eliminate its outstanding indebtedness. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such risks and uncertainties include, but are not limited to, risks related to changes in our operations at the Hycroft Mine, including risks associated with the cessation of mining operations at the Hycroft Mine; uncertainties concerning estimates of mineral resources; risks related to a lack of a completed feasibility study; risks related to our ability to re-establish commercially feasible mining operations; industry related risks, including fluctuations in the price of gold and silver; the commercial success of, and risks related to, our exploration and development activities; uncertainties and risks related to our reliance on contractors and consultants; and the availability and cost of equipment, supplies, energy, or reagents. The occurrence of one or more of the events or circumstances described alone or in combination with other events or circumstances may have a material adverse effect on the Company’s business, cash flows, financial condition, and results of operations. Please see our “Risk Factors” outlined in our Annual Report on Form 10-K for the year ended December 31, 2024, and other reports we have filed with the SEC for more information about these and other risks. You are cautioned against attributing undue certainty to forward-looking statements. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements were based on assumptions that the Company believed were reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance, or achievements may differ materially from those made in or suggested by the forward-looking statements in this news release. In addition, even if our results, performance, or achievements are consistent with the forward-looking statements contained in this news release, those results, performance or achievements may not be indicative of results, performance or achievements in subsequent periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this news release speak only as of the date of those statements. Readers cannot be assured that the Offering will be completed on the terms described above, or at all. We undertake no obligation to update those statements or publicly announce the results of any revisions to any of those statements to reflect future events or developments except as required by applicable law. All forward-looking statements contained in this news release are expressly qualified by the foregoing cautionary statements.